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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ELECTRO-SENSORS, INC.
(Name of Registrant as Specified In Its Charter)

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ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343
(952) 930-0100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 17, 2002

To the Shareholders of Electro-Sensors, Inc.:

        Notice is hereby given that the Annual Meeting of Shareholders of Electro-Sensors, Inc. will be held at the Radisson South, 7800 Normandale Boulevard, Minneapolis, Minnesota, on Wednesday, April 17, 2002, at 2:00 pm, local time, for the following purposes:

  1.
  To set the number of directors at five;

  2.
  To elect five directors to serve until the next annual meeting of shareholders;

  3.
  To approve auditors for the Company for the fiscal year ending December 31, 2002; and

  4.
  To take action upon any other business as may properly come before the meeting or any adjournment thereof.

        Accompanying this Notice of Annual Meeting is a Proxy Statement, form of Proxy and the Company's Form 10-KSB for the fiscal year ended December 31, 2001.

        The Board of Directors has fixed the close of business on February 15, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS,

                      Bradley D. Slye
                      President

Minnetonka, Minnesota
March 22, 2002

        PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

ELECTRO-SENSORS, INC. 6111 Blue Circle Drive Minnetonka, Minnesota 55343
(952) 930-0100

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On April 17, 2002

GENERAL INFORMATION

        This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Electro-Sensors, Inc., a Minnesota corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 2:00 p.m., Central Standard Time, on Wednesday, April 17, 2002, at the Radisson South, 7800 Normandale Boulevard, Minneapolis, Minnesota, and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about March 22, 2002.

        Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy by mail, by delivering written notice of the revocation of the proxy to the Company's Secretary prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder's directions if the proxy is duly submitted and not validly revoked prior to the Annual Meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR the election of the directors nominated by the Board of Directors, FOR approval of the number of directors to be set at five, FOR the approval of auditors for the fiscal year ending December 31, 2002, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Annual Meeting.

        The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors, and regular employees of the Company, without additional remuneration, in person or by telephone, telegraph, or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice.

        At February 15, 2002, the Company had outstanding 3,122,263 shares of Common Stock. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the Annual Meeting and such 3,122,263 shares are the only shares which may be voted. Only shareholders of record at the close of business on February 15, 2002 will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the record date entitles the holder thereof to one vote on each matter to be voted upon by shareholders at the Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

        A majority of the votes entitled to be cast by shares entitled to vote, present in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions are counted as shares present for purposes of determining the presence or absence of a quorum. Proxies relating to "street name" shares that are voted by brokers on some matters, but not on other matters as to which authority to vote is withheld from the broker ("broker non-votes") absent voting instructions from the beneficial owner, will be treated as shares present for purposes of determining the presence or absence of a quorum. The Inspector of Election appointed by the Board of Directors will determine the shares represented at the meeting and the validity of proxies and ballots, and will count all votes and ballots. The voting requirements and procedures described below are based upon Minnesota Law, the Company's charter documents, and any other requirements applicable to the matters to be voted upon.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by nominees for director and directors of the Company, by the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group. Amounts are as of February 15, 2002 for nominees for director, directors, and executive officers. Amounts for 5% shareholders are reported as of the date such shareholders reported such holdings in filings under the Securities Exchange Act of 1934 (the "Exchange Act") unless more recent information was provided.

	Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Peter R. Peterson 6111 Blue Circle Drive Minnetonka, MN 55343	1,294,584	(2)	41.1%
Jean C. Slattery 4378 Mackey Avenue Minneapolis, MN 55424	178,076	(3)	5.7%
Bradley D. Slye 6111 Blue Circle Drive Minnetonka, MN 55343	148,651	(4)	4.7%
John S. Strom 5005 Arden Avenue Edina, MN 55424	32,250	(5)(8)	1.0%
Joseph A. Marino 501 E. Highway 13 #108 Burnsville, MN 55337	19,500	(6)(8)	*
Geoffrey W. Miller 4040 Orleans Lane N. Plymouth, MN 55441	9,000	(7)(8)	*
Officers and Directors as a Group	1,503,985	(9)	46.3%
*
Represents ownership of less than 1%

(1)
Except as otherwise indicated, each person named or included in the group has the sole power to vote and sole power to direct the disposition of all shares listed as beneficially owned by him/her

(2)
Includes 4,500 shares held by Mr. Peterson's spouse, 27,852 shares held by the ESOP for the account of Mr. Peterson, and 27,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002

(3)
Includes 41,835 shares held by the estate of James P. Slattery (Jean C. Slattery is the personal representative of such estate)

(4)
Includes 5,190 shares held by Mr. Slye's spouse, 14,757 shares held by the ESOP for the account of Mr. Slye, and 39,750 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002

(5)
Includes 32,250 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002

(6)
Includes 18,750 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002

(7)
Includes 9,000 shares purchasable upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002

(8)
Does not include 3,000 shares, which become purchasable on the date of the Annual Meeting pursuant to an automatic option grant under the Company's 1997 Stock Option Plan

(9)
Includes 126,750 shares that may be purchased by officers and directors upon exercise of options presently exercisable or exercisable within 60 days of February 15, 2002, and 42,609 shares allocated to officers' accounts under the ESOP

        The above beneficial ownership information is based on information furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of Common Stock that are issuable upon the exercise of stock options exercisable within 60 days of February 15, 2002. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

        The Bylaws of the Company provide that the shareholders at each annual meeting shall determine the number of directors, which shall not be less than one. The Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting of Shareholders to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the annual meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the annual meeting.

        The persons named below have been nominated for election by management. All nominees are currently directors of the Company. In the absence of other instructions, each proxy will be voted for each of the following nominees. If, prior to the Annual Meeting of Shareholders, it should become known that any of the following individuals will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

        The following table sets forth the principal occupations (for at least the last five years) and directorships of the nominees:

Name	Principal Occupation and Directorships	Age	Director Since
Bradley D. Slye	Chairman of the Board and President of the Company since 1997	42	1997
Peter R. Peterson	President, P.R. Peterson Company (a venture capital firm) Secretary of the Company since 1973 Director of PPT Vision, Inc.	68	1969
John S. Strom	Retired Real Estate Sales for Burnet Realty from 1988 to 1992 Real Estate Sales for Scenic Properties from 1993 to 1994	68	1989
Joseph A. Marino	President and CEO of Cardia, Inc. (a medical equipment manufacturer) since 1998	50	1994
Geoffrey W. Miller	VP of Operations/Finance of Amsan MN, Inc. (a distributor of janitorial supplies and equipment) since 1985	47	1999

Committees and Meetings of the Board of Directors

        The present standing committees of the Board of Directors are described below. The Board of Directors does not have a standing nominating committee.

        Messrs. Strom, Marino, and Miller currently serve as members of the Audit Committee. This committee met twice during the last fiscal year. The Audit Committee is responsible for assisting the Board of Directors with respect to its oversight of corporate accounting, reporting practices of the

Company, and the quality and integrity of the financial reports of the Company. The Audit Committee has adopted a charter, which specifies the composition and responsibilities of the committee. For more information concerning the Audit Committee, see the Report of the Audit Committee on Page 7 and Audit Committee Charter attached as Appendix A to this Proxy Statement.

        Messrs. Strom and Marino currently serve as members of the Compensation/Stock Option Committee (the "Compensation Committee"). This committee met twice during the last fiscal year. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning compensation of the Company's employees, officers, and directors, and is authorized to determine the compensation of the Company's executive officers. The Compensation Committee is authorized to administer the various incentive plans of the Company and has all powers of the attendant thereto, including the power to grant employee stock options.

        The Board of Directors met four times during the last fiscal year. No incumbent member of the Board of Directors attended fewer than 75% of the total number of meetings held by the Board of Directors and the committees on which he served (during the periods that he served).

Directors' Compensation

        Directors who are not employees of the Company receive $1,500 per quarter for their services on the Board. In addition, under the Company's 1997 Stock Option Plan, each non-employee director is automatically granted 3,000 share options upon each election or re-election as a director by the shareholders. As of April 25, 2001 (the date of the 2001 Annual Meeting), Messrs. Strom, Marino, and Miller each received an option for the purchase of 3,000 shares at an exercise price of $2.89 per share.

AUDIT COMMITTEE

        The Board of Directors has adopted and approved a formal written charter for the Audit Committee, a copy of which is appended to this year's Proxy Statement. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(14).

Independent Auditors' Fees

        The firm of Schweitzer Karon & Bremer, LLC ("SKB") served as the Company's independent auditors for the fiscal year ended December 31, 2001.

        Audit Fees:    The SKB fees for the annual audit and the reviews of the financial statements included in the Company's Forms 10-QSB for the 2001 fiscal year were $43,400.

        Financial Information Systems Design and Implementation Fees:    There were no fees billed by SKB for financial information systems design and implementation for the 2001 fiscal year.

        All Other Fees:    The aggregate fees for other services rendered to the Company during 2001, including non-audit related services, were $61,000. Non-audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, tax consultations, internal audit, and SEC registration statements.

        The Audit Committee has concluded that the services provided by SKB to the Company that were not related to its audit of the Company's financial statements were at all times compatible with maintaining that firm's independence.

Audit Committee Report

        The Audit Committee of the Board of Directors oversees and monitors the participation of the Company's management and independent auditors throughout the financial reporting process.

        In connection with its function to oversee and monitor the financial reporting process of the Company, the Audit Committee has done the following:

  •
  Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with the Company's management;

  •
  Discussed with SKB, the Company's independent auditors, those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380); and

  •
  Received the written disclosure and the letter from SKB required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with SKB its independence.

        Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2001.

Audit Committee
John S. Strom
Joseph A. Marino
Geoffrey W. Miller

EXECUTIVE COMPENSATION

Compensation Summary

        The following table summarizes information concerning the compensation awarded or paid to, or earned by, the Company's Chairman and President/Chief Executive Officer (the only executive officer whose salary and bonus for fiscal 2001 exceeded $100,000) during each of the Company's last three fiscal years.

Summary Compensation Table

					Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Comp ($)	Restricted Stock Award(s) ($)	Securities Underlying Option SARs (#)	LTIP Payouts ($)	All Other Comp ($)(a)
Bradley D. Slye	2001	173,503	75,500	0	0	75,000	0	3,412
Chairman	2000	146,280	0	0	0	0	0	4,226
President/CEO	1999	147,612	0	0	0	20,000	0	4,428

(a)
Amounts reflect allocations to individual's account of Company contributions to the ESOP and 401(k) Plan

Stock Options

        The following tables set forth information concerning (1) individual grants of options to purchase Company Common Stock made to the named executive officer(s) during fiscal 2001, and (2) individual exercises of stock options by the named executive officer(s) during fiscal 2001, as well as the number of options outstanding at the end of fiscal 2001 for the named executive officer(s).

Options/SAR Grants in Last Fiscal Year Individual Grants

Name	Grant Date	Number of Securities Underlying Options/SARs Granted (#)		Percent of Total Options/SARs Total Options/SARs Granted to Employees in Fiscal Yr	Exercise or Base Price ($/sh)	Expiration Date
Bradley D. Slye	04-09-01	75,000 (a	)	77.72%	2.3700	04-09-11

(a)
Consists of an incentive stock option granted pursuant to the Company's 1997 Stock Option Plan. The 1997 Stock Option Plan is administered by the Compensation Committee. Subject to the provisions of the 1997 Stock Option Plan, the Compensation Committee designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant, and the date options are first exercisable. This option was granted on the date above at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. The option becomes exercisable in cumulative installments of one-fourth of the shares, the first being exercisable on the date of the grant, the remaining on the next three anniversaries of the date of grant.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values

			Number of Securities Underlying Unexercised Options/SARs (a) at Final Year-End (#)		Value of Unexercised In-the-Money Options/SARs at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Bradley D. Slye	0	N/A	39,750	68,250	86,312	152,063

(a)
Consists entirely of stock options

APPROVAL OF AUDITORS
(Proposal #3)

        The Company's Board of Directors retained Schweitzer Karon & Bremer, LLC as its principal independent accountants for the fiscal year ended December 31, 2001 and has selected Schweitzer Karon & Bremer, LLC to serve as the Company's auditors for the fiscal year ending December 31, 2002. The Board of Directors desires that the selection of such auditors for the current fiscal year be submitted to the shareholders for approval. If the selection is not approved, the Board of Directors will reconsider its decision.

        Representatives of Schweitzer Karon & Bremer, LLC are expected to be present at the Annual Meeting. They will be given an opportunity to make a statement regarding financial and accounting matters of the Company, if they so desire, and will be available to respond to appropriate questions from the Company's shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors, its executive officers, and any persons who beneficially own more than 10% of the Company's Common Stock are required to report their initial ownership of Common Stock and subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for those reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by those due dates during fiscal 2001. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of those filing requirements were satisfied with respect to fiscal 2001.

OTHER MATTERS

        The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS

        Shareholder proposals for the 2003 Annual Meeting of Shareholders of the Company must be received no later than November 22, 2002 at the Company's principal executive offices, 6111 Blue Circle Drive, Minnetonka, Minnesota 55343, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material under the SEC's proxy rules.

        Also, if a shareholder proposal intended to be presented at the next annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 5, 2003, then management named in the Company's proxy form for the next annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy material.

The foregoing notice and Proxy Statement are sent by order of the Board of Directors.

BRADLEY D. SLYE
President

March 22, 2002

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2001 has been provided with this Proxy Statement. The Company will furnish any shareholder, upon written request, any exhibit described in the list accompanying the Form 10-KSB upon the payment, in advance, of reasonable fees related to the Company's furnishing such exhibit(s). Any such request should include a representation that the shareholder was the beneficial owner of shares of Electro-Sensors Common Stock on February 15, 2002, the record date for the 2002 Annual Meeting, and should be directed to Mr. Bradley Slye, Chief Executive Officer, at the Company's principal address.

ELECTRO-SENSORS, INC.

PROXY FOR ANNUAL MEETING
APRIL 17, 2002

        The undersigned hereby appoints BRADLEY D. SLYE and PETER R. PETERSON, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all shares of the Common Stock of Electro-Sensors, Inc. registered in the name of the undersigned at the 2002 Annual Meeting of Shareholders of the Company to be held at the Radisson South, 7800 Normandale Boulevard, Minneapolis, Minnesota, at 2:00 pm, local time, on April 17, 2002, and at any adjournment thereof. The undersigned hereby revokes all proxies previously granted with respect to such Meeting.

        The Board of Directors recommends that you vote FOR each proposal.

1. Set number of directors at five.

/ / FOR	/ / AGAINST	/ / ABSTAIN

2. Elect five directors. (Nominees: B. Slye, P. Peterson, G. Miller, J. Marino, J. Strom)

/ / FOR all nominees listed above (except those whose names have been written on the line below)

/ / WITHHOLD AUTHORITY to vote for all nominees listed above

3. Approve appointment of Schweitzer Karon & Bremer, LLC as independent auditors for the current fiscal year.

/ / FOR	/ / AGAINST	/ / ABSTAIN

4. Other Matters. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Date	, 2002

PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

APPENDIX A

ELECTRO-SENSORS, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The Board of Directors ("Board") is the ultimate corporate governance body of Electro-Sensors, Inc. ("Company"). As such, the Board is charged with overseeing all material aspects of the Company's operations. To assist the Board in performing its oversight role, and to help the Board meet its fiduciary duties to the shareholders of the Company, the Board has created an audit committee ("Committee"). For its part, the Committee is charged with the active and regular performance of the Board's oversight of the Company's internal control systems, its external and internal audit process, and its external and internal financial reporting process. This audit committee charter is intended to set forth the roles, responsibilities, authority, and procedures of the Committee.

        The Committee's main role includes a particular focus on the qualitative aspects of financial reporting. Accordingly, one of the Committee's main responsibilities will be to coordinate and control the Company's internal control procedures, as well as its procedures for periodically reviewing and assessing the effectiveness of its internal control procedures. Such internal control procedures include, but are not limited to, those designed to identify, manage, monitor, and ultimately account for and report on the business transactions and risks arising from the Company's operating and non-operating activities. The Committee's role will culminate with the annual preparation of the Company's audited financial statements, which the Committee will recommend to the Board as provided herein.

Membership

        The Committee shall consist of at least two (2) and no more than three (3) independent directors. "Independent director" means a person other than an individual having a relationship which, in the opinion of Company's Board, would interfere with the exercise of independent, disinterested judgment in carrying out the responsibilities of a Committee member. Though not all-inclusive, the following categories of people shall not be considered independent for audit committee purposes:

  (1)
  a director who is or was employed by the Company or any of its affiliates for the current or any of the past three years;

  (2)
  a director who is an immediate family member1 of any management-level employee of the Company;

  (3)
  a director who personally accepted any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (4)
  a director who is a partner, controlling shareholder, or an executive officer of any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the securities of the Company or organization) that exceed 5% of the Company's or organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

  (5)
  a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

1
As used in this charter, the phrase "immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

Structure

        The Committee members shall be appointed by the Board, in accordance with the preceding independence requirements. Each appointment shall be for an indefinite term, but the Board may remove Committee members at any time by Board action. If a Committee member is removed or resigns from the Committee, he or she shall serve until a successor is appointed.

        The Committee shall elect a chairperson annually. The chairperson shall create the agenda for Committee meetings and otherwise preside over Committee meetings. It is expected that the chairperson will ask for management and key Committee advisors (e.g., director/manager of Company internal audit, Company legal counsel, and Company external auditors) to participate in Committee meetings as appropriate.

Meetings

        The Committee shall meet at least four times annually (ideally, once within 45 days from the end of each fiscal quarter). Additional meetings shall be scheduled as considered necessary by the Committee chairperson. Minutes of all meetings shall be recorded and maintained by the Committee.

Reporting to the Board

        The Committee chairperson shall formally report (whether as required pursuant to specific requirements herein or otherwise) to the Board at least semi-annually. In addition, summaries of Committee minutes for all Committee meetings held between each Board meeting, separately identifying all unusually significant items, shall be made available to the Board at least one week prior to the Board meeting to be held subsequent to such Committee meetings.

Quorum

        A majority of the appointed Committee members shall constitute a quorum and shall be able to conduct the Committee's business.

Committee Expectations and Information Needs

        The Committee shall communicate Committee expectations regarding the nature, timing, and extent of Committee information needs to management, internal audit, and external parties including external auditors. At a minimum, summary written materials, including quarterly financial statements with variance analyses (i.e., comparisons to both budget and prior period actual results) and key performance trends and indicators shall be received from management and internal/external auditors at least one week prior to scheduled meetings. Meeting conduct will assume Board members have reviewed written materials in sufficient depth to participate in Committee and/or Board dialogue.

Duties and Responsibilities

        In accordance with the Committee's purpose, it shall have the following duties and responsibilities:

Audit & Review Function

  •
  The Committee shall select, or nominate for selection by the Board and/or shareholders, the Company's external auditors.

  •
  The Committee shall annually ensure receipt of a formal written statement from the external auditors consistent with Independence Standards Board Standard 1. Additionally, the Committee shall discuss with the external auditor any relationships or services that may affect the external auditor's objectivity or independence. If the Committee is not satisfied with the external auditor's assurances of independence, it shall take or recommend to the Board appropriate action to ensure the independence of the external auditor.

  •
  The Committee shall make clear to management and the external auditors that the external auditors must consider the Committee to be its client and not management. Towards this end, the Committee shall meet annually with the external auditors, without management or others present, in order to assess the performance and ethical disposition (i.e., the "tone-at-the-top") of the financial and accounting management and the effectiveness and independence of the internal auditors.

  •
  The Committee shall annually review, with or without management consultation, the performance (effectiveness, objectivity, and independence) of the external auditors.

  •
  The Committee shall annually consider the scope of the annual audit, staffing of the annual audit, and accounting fees for the annual audit to ensure that the economics support the scope and staffing of the annual audit.

  •
  The Committee shall review with the CFO or principal internal auditor and external auditor the annual audit plans and quarterly review plans of each, including the degree of coordination and cooperation concerning the respective plans.

  •
  The Committee shall inquire as to, and be satisfied with, the extent to which the planned audit scope can be relied upon to detect fraud or weaknesses in internal controls.

Risk Management Function

  •
  The Committee shall ensure that the director/manager of internal audit periodically reports (as deemed necessary) directly to the Committee. The Committee shall meet with the internal auditor director/manager and other key internal audit staff members at least annually, without management or others present, to discuss the adequacy of resources for the internal audit function and the level of cooperation that internal audit receives from Company management.

  •
  The Committee shall inquire of management, internal auditors, and external auditors about the adequacy of the Company's internal control procedures as a complete system, as well as the discovery of any individually material gaps and/or failures in the Company's internal control procedures.

  •
  The Committee shall meet periodically with those members of management responsible for Company risk assessment and risk management to understand and evaluate the Company's risk assessment and risk management efforts.

  •
  The Committee shall instruct the internal and external auditors, Chief Executive Officer, and Chief Financial Officer that the Committee expects to be advised if there are areas of Company operation that, consistent with the Committee's purpose, require its special attention.

Financial Reporting Function

  •
  The Committee shall obtain from management explanations for all significant budget-to-actual variance in the financial statements between relevant periods (e.g., year-to-year and quarter-to-quarter), as well as trends and significant changes in actual results between relevant periods.

  •
  The Committee shall inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, and estimates made by management that have a material impact on the financial statements and of the external auditor's opinions regarding the quality (i.e., adequacy, including over-adequacy) of all such items.

  •
  The Committee shall inquire as to the external auditor's views about whether management's choices of accounting principles (and their application of those accounting principles) are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles and practices are common or are minority practices.

  •
  The Committee shall inquire as to any material changes in the selection and/or application of accounting principles from the prior period and of the effect of such changes in the Company's financial statements (e.g., on earnings per share).

  •
  The Committee shall inquire of management and the external auditors to ascertain whether there were any significant financial reporting issues that arose during the accounting period and if so how they were resolved.

  •
  The Committee shall review the letter of management representations given to the external auditors and inquire whether they encountered any difficulties in obtaining the letter or any specific representations therein.

  •
  The Committee shall discuss with management and the external auditors the substance of any significant issues raised by in-house and outside legal counsel concerning litigation, contingencies, claims, or assessments and understand how such matters are reflected in the Company's financial statements.

  •
  The Committee shall review with management the MD&A section of the annual report and ask the extent to which the external auditors reviewed the MD&A section and inquire of the external auditors to ascertain whether the other sections of the annual report to stockholders are consistent with the information reflected in the financial statements.

  •
  The Committee shall inquire of the external auditors to determine whether footnote disclosures adequately clarify and expand on the financial statements.

  •
  The Committee shall, jointly with the Board, consider whether the external auditors should meet with the Board to discuss any matters relative to the financial statements and to answer any questions that other directors may have.

  •
  The Committee shall prepare an annual Audit Committee Report to be presented to the Board. The Audit Committee Report shall include, at a minimum, the following representations:

  (1)
  That the Committee has reviewed and discussed the audited financial statements with management;

  (2)
  That the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

  (3)
  That the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence;

  (4)
  That, based on the review and discussions referred to in paragraphs (1) through (3) of this item, the Committee recommends (or declines to recommend) to the Board of

      Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission; and

    (5)
    That the individual Committee members and the Committee in the aggregate, complies with the Committee independence requirements set forth in this charter.

        The Audit Committee Report may include other information that the Committee deems appropriate. The Committee will prepare the Audit Committee Report with the understanding that its representations will be used by the Board and the Company to comply with Item 306 of Regulation S-B and Item 7(e)(3) of Schedule 14A as those regulations affect the Company.

General

  •
  The Committee shall assess and report to the Board on its compliance with this charter on an annual basis. This information may be included in the Audit Committee Report referred to above. The Board shall consider the Committee's report to the Board pursuant to this requirement (and the Audit Committee Report if prepared separately) to determine if changes to the Committee membership (e.g., composition and member number) are appropriate.

  •
  The Committee shall recommend to the Board any necessary changes to this charter on an annual basis.

  •
  The Committee shall conduct an appropriate review of all proposed related party transactions that are individually in excess of $100,000 in order to ensure that such transactions are on terms that are materially similar to those that could be obtained in arms-length transactions with independent third parties or are otherwise fair to and in the best interests of the Company. Documentation of each such review and the Committee's recommendation to the Board regarding whether the Board should approve or disapprove of the relevant related party transaction shall be maintained by the Committee.

Authority

        The Committee has authority to:

  •
  Conduct such studies, analyses, and evaluations necessary to perform the duties and fulfill the responsibilities assigned to it by the Board.

  •
  Have full and independent access to Company personnel, after first notifying the Chief Executive Officer or the Chief Financial Officer of the intention to interview personnel (excluding the director/manager of internal audit who may be considered without notice).

  •
  Have full and independent access to Company financial and other information.

  •
  Seek and employ such outside consulting assistance as it determines necessary to fulfill its responsibilities. To the extent the Committee determines to expend in excess of $20,000 during any fiscal year on such consulting assistance, it shall seek approval from the Board of such excess expenditures.

  •
  Take or cause to be taken all necessary action in order to implement and carry out its responsibilities pursuant to this charter.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 17, 2002
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS To Be Held On April 17, 2002
GENERAL INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposals #1 and #2)
AUDIT COMMITTEE
EXECUTIVE COMPENSATION
Summary Compensation Table
Options/SAR Grants in Last Fiscal Year Individual Grants
Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values
APPROVAL OF AUDITORS (Proposal #3)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS
PROXY FOR ANNUAL MEETING APRIL 17, 2002
ELECTRO-SENSORS, INC. AUDIT COMMITTEE CHARTER